STRONG OPPORTUNITY FUND
STRONG GROWTH FUND
STRONG COMMON STOCK FUND
STRONG DISCOVERY FUND

Supplement to the Statement of Additional Information dated October 13, 1995


From time to time, Strong Capital Management, Inc., the Funds' Advisor may determine to use a non-affiliated money market fund to manage some or all of the Funds' short-term cash positions. The Advisor will do this only when the Advisor reasonably believes that this action will result in a return to the Fund that is equal to, or better than, the return that could be achieved by direct investments in money market instruments. In such cases, to ensure no double charging of fees, the Advisor will credit any advisory or other fees of the non-affiliated money market fund against the Advisor's management fee.


The date of this Supplement is December 22, 1995.